Comerica Incorporated Morgan Stanley Financial Services Conference June 12-13, 2012 Karen Parkhill Vice Chairman and CFO Safe Harbor Statement 2 Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview  Among the top 25 U.S. bank holding companies  $63 billion in assets  Strong presence in Texas, California, and Michigan  Three primary lines of business: Business Bank, Retail Bank, and Wealth Management  Founded over 160 years ago  Strong capital position • Tier 1 Common Ratio 10.27%3 3 Business Segment Revenue1 Business Bank $460 59% Retail Bank $209 27% WM $112 14% Market Segment Revenue2 Other Markets $59 8% Western $204 26% International $26 3% Texas $182 23% Florida $14 2% Midwest $296 38% At 3/31/12; $ in millions (MM) 1YTD 3/31/12; YTD revenues (FTE) of $781MM from major business segments ($650MM from continuing operations (FTE) including Finance & Other Businesses); 2YTD 3/31/12: YTD revenues (FTE) of $781MM from major geographic markets ($650MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective. 3See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures 2.1 0.8 3.2 2.9 2.3 2.6 1.4 1.0 2.2 0.9 3.2 3.3 2.4 1.9 1.7 1.1 0.0 1.0 2.0 3.0 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA 2012f 2013f 2013/2012 U.S. Average 1.6% 2012 CMA Market Avg.3 2.0% 2012 U.S. Average: 0.1% 2012 CMA Market Avg.3 1.0% 1Source: Comerica Economics forecast of nonfarm payroll data and FHFA based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. 2Source: Comerica Economics forecast of housing prices based on Federal Housing Finance Agency, as compiled by Moody’s Analytics. 3Comerica average also includes the Phoenix MSA and Miami MSA. Analysis as of April 2012. Comerica Market: Job and Home Price Growth Projected to Outpace US Average 4 2.1 1.9 3.0 2.4 2.1 1.8 1.5 0.1 1.9 1.4 1.9 2.3 1.4 -0.3 0.1 -0.6 -1.0 0.0 1.0 2.0 3.0 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA 2012f 2013f 2013 CMA Market Avg.3 2.1% 2013 U.S. Average: 1.3% Year Over Year Projected Job Growth In Comerica Metro Areas1 2013 CMA Market Avg.3 2.1% Year over Year Projected Home Price Growth in Comerica Metro Areas2

39.6 39.2 40.1 41.5 42.3 1Q11 2Q11 3Q11 4Q11 1Q12 +2% Loan Growth Continues Loan Growth Across Most Businesses and Markets Total Loan Growth (Average Balances, $B) 5 1Q12 compared to 4Q11 April and May average loan trends:  National Dealer, Energy and Global Corporate continue to increase  Mortgage Banker moderates, as expected  Commercial Real Estate decline slows, as expected Recent Commercial Loan Growth Outpacing Peers and the Industry 6 7% 5% 4% 3% 2% 2% 2% 1% 0% -1% -2% Peer Group Average: 2% Average Commercial Loan Growth1 Source: SNL Financial and company reports. 11Q12 compared to 4Q11; Excludes ZION, as amount is not reported. 2Source: Federal Reserve H.8 as of 5/23/12. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets. 3The primary difference between commercial loans on Comerica’s financial statements vs. H.8 C&I loans, is that Mortgage Banker Finance is excluded from the H.8 definition of C&I. 0.6 0.6 0.9 1.5 1.5 21.5 21.7 22.1 23.5 24.7 1Q11 2Q11 3Q11 4Q11 1Q12 Mortgage Banker +5% Commercial Loan Growth (Average Balances, $B) 0% 2% 4% 6% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Comerica All Banks Large Banks Average Quarterly C&I Loan Growth2,3

Comerica’s Loan Yields: Well Positioned for Growth & Rate Rise 0% 20% 40% 60% 80% 100% BOKF CMA KEY FHN FITB STI HBAN RF SNV MTB C&I Commercial RE All Other Large Proportion of C&I Loans3 0% 20% 40% 60% 80% 100% CMA FHN KEY RF MTB HBAN STI BOKF FITB BBT 3 Months or Less Greater Than 3 Months Faster Re-pricing or Maturity Date4 3.00 3.50 4.00 4.50 5.00 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Average of Peer Banks CMA Loan Yield Differential Narrows (%)1 Source: SNL Financial. 1Peer Banks include BBT, BOKF, FITB, FHN, HBAN, KEY, MTB, RF, STI, SNV, ZION. 2At 3/31/12. 3Excludes BBT and ZION as amounts were not reported. 4Excludes SNV and ZION as amounts were not reported. 1.00 0.68 Loan yields reflect:  Approx. 80% of loans are floating rate with 70% LIBOR based  Rate floors are minimal (<10% of loans)  Credit quality among the best of peers 7 Growing Deposit Base: Provides Low Cost Funding 8 22% 25% 26% 28% 29% 31% 31% 32% 33% 34% 38% 42 % Noninterest-bearing as a Percent of Total Deposits1 0.1 6 0.2 2 0.2 2 0.2 7 0.3 7 0.3 8 0.3 8 0.3 9 0.4 0 0.4 0 0.5 2 0.5 5 -4. 6% 0.8% 1.1% 3.6% 4.2% 4.9% 6.2% 8.8% 10 .3% 16 .1% 17 .8% 20 .5% Total Deposit Growth (3/31/11 vs. 3/31/12) 55 .4 58 .6 64 .8 65 .1 70 .2 76 .3 76 .5 77 .1 8 8.2 88 .6 96 .7 Interest Costs on Total Deposits3 (%)Deposits Per Branch ($M)2 Source: SNL Financial. 1At 3/31/12. 2At 12/31/11; Excludes BOKF, as amounts were not available. 31Q12 interest incurred on deposits as a percent of average deposits

Net Interest Income Increases from Prior Year



Net Interest Income ($MM)[1]
Accretion
Loan Yields
395
391
423
444
443
27
26
25
3.85
3.79
4.01
3.98
3.92
1Q11
2Q11
3Q11
4Q11
1Q12

Net interest income increase[1] reflects:

+ Loan growth and increase in securities portfolio
+ Lower deposit costs
+ Accretion contribution from Sterling loans
- Lower loan yields due to mix shift, primarily from CRE to Commercial
- Lower yields on MBS portfolio

Expected Accretion[2] of ≈$35-$45 million for 2Q12 through 4Q12

Balance sheet remains well positioned for a rising rate environment[3]:

- 200 basis points *annual* rate increase equates to ≈$165MM expected increase in net interest income

[1]1Q12 compared to 1Q11. [2]Outlook as of April 17, 2012.
[3]At 3/31/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10Q filing with SEC for methodology.

Comerica Bank

9

Customer Fee Income Growth Offsetting Regulatory Headwinds



Noninterest Income ($MM)
Customer-Driven Fee Income[1]
207
202
201
182
206
177
178
180
171
181
+13%
+6%
1Q11
2Q11
3Q11
4Q11
1Q12

Fee Income Initiatives

- **New and Refreshed Product Campaigns:**
  - Online vendor payments
  - Retail lock box
  - Merchant banking
  - Healthcare receivables
- **"Pivot to Opportunity":** Customer service reps identify products to cross-sell
- **Shorten implementation time** for closed sales
- Offsetting regulatory headwinds by:
  + increase in new relationships
  + increase in expanded relationships
  + decrease in lost business

[1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank

10

Tight Expense Control Continues

Noninterest Expenses ($MM)



Restructuring
415
409
404
460
427
478
441
+2%[1]
448
1Q11
2Q11
3Q11
4Q11
1Q12

Full Time Equivalent (FTE) Employees



8,955
8,915
9,701
9,397
-2%
9,195
1Q11
2Q11
3Q11
4Q11
1Q12

Total Assets per Employees[2]



CMA $6,807
STI $6,228
KEY $5,676
BBT $5,604
BOKF $5,591
FHN $5,586
FITB $5,505
RF $5,431
MTB $5,327
SNV $5,242
ZION $5,031
HBAN $5,004

4Q11 compared to 1Q12. [1]Increase excludes restructuring charges of $37MM in 4Q11 and -0- in 1Q12.
[2]Calculated as Total Assets divided by Full Time Equivalent Employees; Source: SNL Financial at 3/31/2012.

Comerica Bank
11

Update on Sterling Acquisition



Comerica Branches
Sterling Branches

Sterling Acquisition Accelerates Growth in Texas

- Virtually tripled deposit share in Houston[1]
- Complemented Dallas/Ft. Worth locations
- Enabled entry in San Antonio & Kerrville

Systems Integration	• **Completed on schedule** ✓
Expense Synergies	• **Achieved 35% savings in 2011,** a year ahead of schedule ✓
Revenue Synergies[2]	• **Achieved[4]:** • 10% loan growth • **On track to achieve[5]:** • 15% increase in noninterest income ✓
Merger-Related Charges[2,3]	• **Less than original estimate** • **≈$40MM** for remainder of 2012 • **$5MM-$10MM** in 2Q12

[1]Source: FDIC June 2011 data. [2]Estimated as of 5/1/12. [3]Merger-related charges estimates compared to expectations at the time of announcement of acquisition. 2011 restructuring charges were $47MM after-tax($75MM pre-tax). 2012 revised estimate: $25MM after-tax ($40MM pre-tax). [4]Estimated overall loan growth in the Houston, San Antonio, and Kerrville markets from August 2011 through 1Q12. [5] To be delivered in 2012. Estimated overall increases in the Houston, San Antonio, and Kerrville markets based on run-rate as of the acquisition date.

Comerica Bank
12

Active Capital Manager

2012 Capital Plan Approved

- Regulators had no objection to 2012 Capital Plan
- Board increased dividend 50% to 0.15 per share
- $375MM share repurchase target from 1Q12 through 1Q13[2]
- 1.125 million shares purchased in 1Q12 ($33MM)
- 2.884 million shares purchased in 2Q12 ($88MM)



Historical Average Shareholder Payout of 77% of annual earnings
Shares Repurchased
Dividend
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
34%
19%
76%
63%
81%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
17%
19%
20%
21%
23%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
1Q11
2Q11
3Q11
4Q11
Pro Forma 1Q12[1]

[1]1Q12 payout ratio is a pro forma estimate, based on 1Q12 actual results. Assumes capital plan announced in March 2012 was executed during the period. Share repurchases assume 1/5th of announced amount was repurchased during the period. 1Q12 ProForma includes $0.15 dividend and $75MM share repurchase. Actual CMA 1Q12 Payout Ratio = 41%. [2]Shares repurchased are pursuant to Comerica's Repurchase program. Outlook as of June 4, 2012

Comerica Bank

13

Well Positioned for the Future

Factors That Can Drive Increasing Returns

Loan Growth
- **Positioned in faster growing markets** (MI & TX) **and industries** (Energy, TLS & Dealer) ✓

Active Capital Mgmt
- **Strong Position**
  - Tier 1 (10.27%): 100% common equity ✓
- **2012 Capital Plan**
  - Dividend increase
  - Share repurchases up to $375MM through 1Q13

Expense Control
- **Well managed** ✓
  - Profit improvement plan launched Fall '11 to offset headwinds

Asset Quality
- **Positive Trends** ✓
  - Improvement for ten consecutive quarters
  - Weathered cycle well relative to peers

Maintain Deposit & Loan Spreads
- **Lowest cost deposits** and largest percentage of funding from DDA among peers ✓
- **Holding** new and renewed **loan spreads**

Interest Rate Sensitivity
- **Positioned for rising rates** ✓
  - Rate decline is already absorbed, continued low rates will have no further negative impact

Comerica Bank

14

Appendix Financial Results $ in millions, except per share data 1Calculated using net income attributable to common shares. 2Includes restructuring expenses of -0- in 1Q12, $37MM in 4Q11 and -0- 1Q11, related to the acquisition of Sterling Bancshares. 1Q12 4Q11 1Q11 Diluted income per common share1,2 $0.66 $0.48 $0.57 Net interest income $443 $444 $395 Provision for loan losses 23 19 49 Noninterest income 206 182 207 Noninterest expenses2 448 478 415 Net income 130 96 103 Total loans (average) $42,269 $41,454 $39,551 Total deposits (average) 48,311 47,779 40,598 Tier 1 capital ratio 10.27% 10.41% 10.35% Average diluted shares (millions) 196 197 178 16

Diverse Loan Portfolio Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA1Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS )2Other Markets include markets not separately identified above in addition to businesses with a national perspective Midwest $13.8B 33% Western $12.4B 29% Texas $9.3B 22% Florida $1.4B 3%Int'l$1.7B 4% Other Markets2 $3.7B 9% Middle Market $12.0B 27% Commercial Real Estate $4.4B 11% Global Corp Banking $4.9B 12% Nat'l Dealer Services $3.8B 9% Specialty Businesses1 $7.1B 17% Personal Banking $1.7B 4% Small Business Banking $3.8B 9% Private Banking $4.6B 11% Average 1Q12: $42.3 billion By Market By Line of Business 17 Loan Commitments Increase $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 40% 45% 50% 55% 60% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Outstandings Commitments Utilization Commitments and Outstandings ($ in MM) 1Q12 compared to 4Q11; 3Q11 includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization is stable at 47.4%  Commitments increased $1B to $47.8B, highest level since 3Q09  Increased commitments in all major markets  Loan pipeline remained strong and increased 18

Focus: Mortgage Banker Finance 19  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality throughout downturn. Charge-offs in 2010 and 2011 were virtually zero. 56 3 65 7 50 4 56 4 42 5 7 07 9 43 1,1 01 56 6 61 4 9 23 1,5 35 1,4 83 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 19 8 28 0 31 9 25 4 3 60 48 1 52 3 55 1 63 7 51 3 37 2 39 9 44 1 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) Toyota/Lexus 19% Honda/Acura 17% Ford 8% GM 8% Chrysler 7% Mercedes 4%Nissan/ Infiniti 8% Other European 9% Other Asian 9% Other2 11% Diverse Franchise Distribution1 Focus: National Dealer Services Detroit 3 23% at 3/12 vs. 41% at 12/05 Geographic Dispersion Western 57% Florida 7% Midwest 21% Texas 8% 1 Franchise distribution based on March 31, 2012 period-end (PE) outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) • 65 years of Floor Plan lending experience; over 20 years on a national basis • Top tier strategy • Majority are “Mega Dealer” (five or more dealerships in group) • Excellent credit quality • Robust monitoring of company inventory and performance 20 4,0 65 3,6 21 3,1 07 3,0 85 3,2 50 3,3 29 3,4 87 3,7 63 3,7 97 3,6 03 3,1 15 3,3 93 3,8 00 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs)

Focus: Energy • 30+ years experience through the cycles • Focus on middle market companies • Excellent credit quality • Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 20% Service 18% Exploration & Production 62% $ in millions. 1Based on 1Q12 period end loans outstanding. 1,8 11 1,6 56 1,4 69 1,3 27 1,2 96 1,1 49 1,1 96 1,2 69 1,4 23 1,4 56 1,6 35 1,9 47 2, 30 5 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 501 493 492 865 686 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) 21 • Approximately 890 borrowers • Strategy: Full relationships with ancillary business • Comerica is agent for approximately 17% • Adhere to same credit underwriting standards as rest of loan book • Credit quality mirrors total portfolio March 31, 2012: $8.7 billion Period-end outstandings as of March 31, 2012 Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Commercial Real Estate $0.9B 10% Global Corp Banking $2.7B 32% Nat'l Dealer Services $0.4B 4% Energy $2.0B 23% Other $0.6B 7% Middle Market $2.1B 24% 22 Focus: Shared National Credit Relationships

Focus: Commercial Real Estate

- Owner Occupied Commercial Mortgages
  - Includes real estate of our middle market & small business customers
  - Typically cross-defaulted and cross-collateralized with lines of credit
- Commercial Real Estate line of Business
  - Includes Real Estate Construction and Commercial Mortgages which are investor owned

1Q12 Period End: $11.5 billion


Real Estate Construction[1] $1.1B 9%
Primarily Owner-Occupied Commercial Mortgages $7.9B 70%
Commercial Mortgages[1] $2.5B 21%


Commercial Real Estate Continues to Decline[2]
5,450
4,812
3,763
3,610
3,556
FY08
FY09
FY10
FY11
1Q12

[1]Included in Commercial Real Estate line of business
[2]Period end loan balances. $ in millions.

Comerica Bank

23

Focus: Commercial Real Estate

1Q12 Period-end

	Western	Michigan	Texas	Florida	Other Markets	Total
Real Estate Construction Loans						
Single Family	74	8	29	4	7	122
Land Development	17	6	23	-	23	69
Total Residential	**91**	**14**	**52**	**4**	**30**	**191**
Multi-Family	83	-	68	37	11	199
Retail	103	40	85	11	29	268
Multi-use	65	-	52	-	-	117
Other	85	12	68	2	-	167
Sterling	-	-	113	-	-	113
Total Commercial	**336**	**52**	**386**	**50**	**40**	**864**
Subtotal	427	66	438	54	70	1,055
Commercial Mortgage Loans						
Single Family	16	5	5	3	20	49
Land Carry	60	38	19	29	8	154
Total Residential	**76**	**43**	**24**	**32**	**28**	**203**
Multi-Family	110	55	118	153	22	458
Retail	177	79	46	66	18	386
Multi-use	114	19	36	-	24	193
Other	259	155	67	35	54	570
Sterling	-	-	691	-	-	691
Total Commercial	**660**	**308**	**958**	**254**	**118**	**2,298**
Subtotal	736	351	982	286	146	2,501
Total	1,163	417	1,420	340	216	3,556

$ in millions; excludes Commercial Real Estate line of business loans not secured by real estate

Comerica Bank

24

Focus: Consumer Loan Portfolio

Consumer Loan Portfolio

- 8.6% of total outstandings
- No sub-prime mortgage programs
- Self-originated & relationship oriented
- Net loan charge-off ratio of 0.1%

1Q12: $3.7 billion



Consumer Loans-Home Equity $1.6B 43%
Residential Mortgages[1] $1.5B 40%
Consumer Loans-Other[2] $0.6B 17%

Home Equity Portfolio[3]

- About 86% home equity lines and 14% home equity loans
- Average FICO score appx. 750 at origination
- 85% have CLTV ≤ 80% at origination
- Average loan vintage 6.0 years

1Q12: $1.6 billion



Western 26%
Texas 13%
Florida 3%
Midwest 58%

Period-end loans. $ in billions. [1]Residential mortgages on the balance sheet are primarily associated with Private Banking customers. Residential mortgages originated through the banking centers are typically sold to a third party. [2]The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. [3]Data on loans booked through the Consumer Loan Center which encompasses about 85% of the Home Equity Lines and Loans.

Comerica Bank

25

Investment Securities Portfolio



Auction-Rate Securities
Primarily Mortgage-backed Securities (MBS)
554
6,757
500
6,907
437
7,721
426
9,355
352
9,537
1Q11
2Q11
3Q11
4Q11
1Q12

Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities (MBS)

Total average MBS portfolio of $9.5B

- Net unrealized pre-tax gain $250MM
- Yield of 2.73%
- Duration of 2.9 years
- Balance at period end 3/31/12 $9.6B

Target:
Mortgage-backed Securities ≈ $9B

Average $ in millions (MM)

Comerica Bank

26

Record Deposit Levels


Deposit Costs Decline as Deposits Grow ($B)
Sterling
Deposit Rates
40.6
41.5
45.1
47.8
48.3
47.8
49.3
0.37
0.35
0.33
0.29
0.26
1Q11 2Q11 3Q11 4Q11 1Q12
Average Balances
4Q11 1Q12
Period-end

- **Total average deposits grew $532MM**
  - Noninterest-bearing deposits up $461MM
  - Interest-bearing deposits up $71MM
  - Increase across all major markets and most lines of business
- **Total period-end deposits grew $1.5B**
  - Noninterest-bearing deposits up $977MM
  - Interest-bearing deposits up $574MM

1Q12 compared to 4Q11

Comerica Bank
27

Focus: Government Card Programs


Average Noninterest-Bearing Deposits
($ MMs)
US Treasury Program
State Card Programs
185
290
532
650
720
867
2007
2008
2009
2010
2011
YTD 2012

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 2.9 million cards registered
  - Deposit growth reflects the phase out of checks for government benefits[2]:
    - 5/1/11 – new benefit recipients
    - 3/1/13 – current check recipients


DIRECTEXPRESS

At 3/31/12
[1]Source: 2011 Nilson Report, a leading payment systems publication. [2]Final rule announced 12/22/10

Comerica Bank
28

Steady Loan and Declining Deposit Yields

Loan Yield Steady through the Cycle (%)



3.95
4.04
4.07
3.96
3.92
3.85
3.79
4.01
3.98
3.92
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Declining Total Deposit Costs[1] (%)



0.83
0.60
0.47
0.43
0.40
0.37
0.35
0.33
0.29
0.26
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Loan to Deposit Coverage[2]



100%
98%
97%
96%
91%
90%
89%
87%
85%
81%
80%
64%
MTB
FITB
FHN
STI
HBAN
SNV
BBT
CMA
ZION
KEY
RF
BOKF

As of 3/31/12; [1]Interest incurred on deposits as a percentage of average interest-bearing deposits. [2]1Q12 Loan/ Deposit Ratio; Source: SNL Financial; ratio is calculated as total gross loans as a percent of total period end deposits.

Comerica Bank

29

Balance Sheet Positioned for Growth

Assets

- Approx. 80% of loans are floating rate of which approximately 70% are LIBOR based
- Rate floors are minimal (< 10% of total loans)
- Securities are primarily low risk and liquid, with an avg. life of approx. 3 years
- Nonaccrual loans – relatively minor impact

Funding

- Funding predominantly from core deposits
- Approx. 40% of deposits are noninterest-bearing – provide more value in a higher rate environment
- Wholesale funding options remain accessible

Interest Rate Sensitivity

- Balance sheet is well positioned for rising rates[1]
- Sensitivity is to short-term interest rates

Comerica Bank

At 3/31/12.
[1]For analysis and underlying assumptions, see caption "Interest Rate Risk" starting on page 61 of our 3/31/12 Form 10-Q

30

Credit Quality Improvement Continued

Net charge-offs decline for 11 consecutive quarters



Provision
Net Charge-offs Ratio
49
47
38
19
23
1.03
0.92
0.77
0.57
0.43
1Q11
2Q11
3Q11
4Q11
1Q12

Watch list[1] continued to trend down



Nonperforming Loans
Accruing Watch list Loans
5,166
4,827
4,969
4,467
4,206
1,030
974
958
887
856
1Q11
2Q11
3Q11[2]
4Q11
1Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans
[2]Reflects addition of Sterling watch list loans from July 28, 2011.

Comerica Bank

31

Factors Expected to Drive Long-Term ROA Goal

Many factors at play, none of which move independently



Fed Funds
Normal (≈3.5%)
<2%
<1%
0.69%
2011 ROA
Managed Expense Growth of 1- 2%
• Continued focus on operating leverage
Fee Income Growth of 4 - 5%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 5 - 6%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
• Normalized rates not necessary to reach long-term goal
>1.30%
Long-Term ROA Goal[1]

[1]Goal as of June 4, 2012.

Comerica Bank

32

Holding Company Debt Ratings

Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
BB&T	A-	A2	A+	A (high)
Comerica	**A-**	**A3**	**A**	**A**
M&T Bank	A-	A3	A-	A (low)
BOK Financial	BBB+	A2	A-	A (low)
KeyCorp	BBB+	Baa1	A-	BBB (high)
SunTrust	BBB	Baa1	BBB+	A (low)
Fifth Third	BBB	Baa1	A-	A (low)
Huntington	BBB	Baa1	BBB+	BBB
First Horizon National Corp	BBB-	Baa1	BBB+	
Regions Financial	BBB-	Ba3	BBB-	BBB
Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
Synovus Financial Corp	B	B2	BB-	

As of 5/22/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank
33

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Total Regulatory Capital[1]	$9,056	$9,015	$9,141	$8,705	$8,730
Tier 1 capital[1]	$6,647	$6,582	$6,560	$6,193	$6,107
Less: Trust preferred securities	--	25	49	--	--
Tier 1 common capital	6,647	6,557	6,511	6,193	6,107
Risk-weighted assets[1]	64,742	63,244	61,593	58,790	58,998
Tier 1 common capital ratio	***10.27%***	***10.37%***	***10.57%***	***10.53%***	***10.35%***
Total shareholders' equity	$6,985	$6,868	$6,951	$6,038	$5,877
Less: Goodwill	635	635	635	150	150
Less: Other intangible assets	30	32	35	4	5
Tangible common equity	$6,320	$6,201	$6,281	$5,844	$5,722
Total assets	$62,593	$61,008	$60,888	$54,141	$55,017
Less: Goodwill	635	635	635	150	150
Less: Other intangible assets	30	32	35	4	5
Tangible assets	$61,928	$60,341	$60,218	$53,987	$54,862
Tangible common equity ratio	***10.21%***	***10.27%***	***10.43%***	***10.90%***	***10.43%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank
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